Exhibit 99.1

Investor Relations

Jeff Kupp

Microtune, Inc.

972-673-1610

ir@microtune.com

MICROTUNE ANNOUNCES SECOND QUARTER 2009 FINANCIAL RESULTS

Cash and Investments Increase to $89.9 Million

PLANO, TX, JULY 23, 2009 – Microtune® , Inc. (NASDAQ: TUNE) today reported preliminary unaudited financial results for the second quarter ended June 30, 2009.

Net revenue for the second quarter of 2009 was $17.6 million, compared to net revenue of $17.9 million for the first quarter of 2009, and compared to net revenue of $26.6 million for the second quarter of 2008.

On a generally accepted accounting principles (GAAP) basis, net loss per share was $0.08 for the second quarter of 2009. Non-GAAP net loss per share was $0.04 for the second quarter of 2009. A reconciliation of this and other non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the tables attached to this press release. Non-GAAP net loss excludes non-cash, stock-based compensation expense and expenses related to the ongoing litigation resulting from the 2006 stock option investigation and related financial restatement.

“We achieved a good quarter compared to our guidance expectations and given the challenging global economy and the continued weakness in the North American cable set-top box market,” said James A. Fontaine, Microtune President and CEO. “Despite evolving market dynamics, we are excited by the longer-term growth opportunities for our Company, particularly in the digital television market where we expect both our strategic and organic R&D investments to serve us well. The pending Auvitek acquisition will extend our tuner portfolio with demodulation products, and it will enable a roadmap to tuner-demod integration. The acquisition offers an outstanding cultural and product fit obtained at a reasonable price. Combined with the new tuner products planned for customer sampling this year, Microtune-Auvitek technologies will provide the solid, flexible foundation for our aggressive move into the integrated DTV market.”

FINANCIAL SUMMARY

•	Q2 2009 net revenue of $17.6 million;

•	Q2 2009 gross margin percentage was 48.2%;

•	Q2 2009 non-GAAP net loss was $2.2 million or $ 0.04 per share;

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•	At June 30, 2009, cash and investments were $89.9 million, up $2.3 million from March 31, 2009; and

•	Q2 2009 days sales outstanding (DSOs) were 41 days.

FINANCIAL OUTLOOK

•	Q3 2009 revenue is expected to range between $16.0 million and $17.0 million for Microtune on a stand-alone basis;

•	Q4 2009 revenue levels are expected to increase over Q3 2009 revenue levels;

•	Year 2009 gross margin is expected to range between 48 and 49 percent, with the potential for quarterly results to fall slightly above or below this range;

•	Interest income is expected to range between $200,000 and $250,000 per quarter in the second half of 2009;

•	Income tax expense is expected to range between $75,000 and $125,000 per quarter in the second half of 2009; and

•	Impact of the Auvitek acquisition:

o	Net revenue between $400,000 and $1 million is expected per quarter in the second half of 2009; between $4 million and $6 million of revenue is expected for the year 2010;

o	Cash burn from operations between $3 million and $4 million is expected in the second half of 2009; between $4 million and $4.5 million of cash burn is expected for the year 2010.

BUSINESS HIGHLIGHTS

•

Microtune announced that it signed a definitive agreement to acquire Auvitek International, Ltd. for approximately $9 million in cash and stock and with a potential earn-out if certain performance targets are met. The acquisition is expected to close in the third quarter of 2009. The addition of Auvitek’s complementary demodulation components will transform Microtune from a pure-play tuner supplier to a developer of highly integrated RF-to-bits solutions.

•

Microtune announced that it has shipped more than two million MicroTuner™ MT2170 DOCSIS® 3.0 tuners and that both its wideband tuner and upstream amplifier products have been deployed in cable modems that achieved both DOCSIS 3.0 and EuroDOCSIS™ 3.0 certification.

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•	Through June 30, 2009, Microtune shipped a cumulative number of approximately 137.0 million silicon tuner chips.

CONFERENCE CALL

As previously announced, Microtune will hold an investors’ conference call today, Thursday, July 23, 2009, at 4:00 P.M. Central Time/5:00 P.M. Eastern Time to discuss the Company’s second quarter 2009 financial results, its recently announced agreement to acquire Auvitek International, Ltd., and its outlook for the future.

To participate in the call, interested parties may dial 612-234-9959 (the pass code is “EARNINGS”). Alternatively, interested parties may also listen to the conference call on the Internet by accessing the Company’s website: www.microtune.com. A replay of the conference call will be available until August 6, 2009 via the Company’s website or by dialing 320-365-3844 (the pass code is 107628).

NOTIFICATIONS

Included in this press release are Microtune’s unaudited Consolidated Balance Sheets as of June 30, 2009 and December 31, 2008, respectively; its unaudited Consolidated Statements of Operations for the three and six months ended June 30, 2009 and 2008, respectively; its unaudited Consolidated Statements of Cash Flows for the three and six months ended June 30, 2009 and 2008, respectively; and certain unaudited Additional Financial Information. This financial information should be read in conjunction with the information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, the Company’s Quarterly Report on Form 10-Q for the first quarter of 2009, and in the Company’s Quarterly Report on Form 10-Q for the second quarter of 2009, expected to be filed on or about July 23, 2009.

Also included in this release are certain non-GAAP financial measures, including non-GAAP net income and loss; non-GAAP net income and loss per diluted share; non-GAAP net income and loss per share; shares used in non-GAAP net income and loss per share calculations; non-GAAP research and development (R&D) expenses; and non-GAAP selling, general and administrative (SG&A) expenses. These non-GAAP financial measures do not represent alternative financial measures under GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Furthermore, these non-GAAP financial measures do not reflect a comprehensive view of Microtune’s operations in accordance with GAAP and should only be read in conjunction with the corresponding GAAP financial measures. This information constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the U.S. Securities and Exchange Commission. Accordingly, Microtune has presented herein, and will present in other information it publishes that contains these non-GAAP financial measures, a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

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Microtune believes the presentation of non-GAAP net income and loss; non-GAAP net income and loss per diluted share; non-GAAP net income and loss per share; shares used in non-GAAP net income and loss per share calculations; non-GAAP R&D expenses; and non-GAAP SG&A expenses included in this release in conjunction with the corresponding GAAP financial measures provide meaningful information for investors, analysts and management in assessing Microtune’s business trends and financial performance. From a financial planning and analysis perspective, Microtune management analyzes its operating results with and without the impact of non-cash, stock-based compensation expenses and fees and expenses relating to the 2006 investigation into past stock option granting practices, the related financial restatement, regulatory proceedings and ongoing related litigation.

ABOUT MICROTUNE

Microtune, Inc. is a silicon and subsystems company that designs and markets radio frequency (RF) solutions for the worldwide consumer electronics and automotive electronics markets. Inventor of the MicroTuner™ single-chip broadband tuner, Microtune offers a portfolio of advanced tuner, amplifier, and upconverter products that enable the delivery of information and entertainment across new classes of appliances and applications. The Company currently holds 83 U.S. patents for its technology. Founded in 1996, Microtune is headquartered in Plano, Texas, with key design and sales centers located around the world. The website is www.microtune.com.

MICROTUNE FORWARD LOOKING STATEMENTS

All statements in this press release other than statements of historical fact are forward-looking statements that are subject to risks and uncertainties that could cause such statements to differ materially from actual future events or results. Such forward-looking statements are generally, but not necessarily, accompanied by words such as “plan,” “if,” “estimate,” “expect,” “believe,” “could,” “would,” “anticipate,” “may,” or other words that convey uncertainty of future events or outcomes. Such forward looking statements include, but are not limited to, statements regarding the expected timing of the completion of the acquisition of Auvitek and statements about the benefits of the acquisition of Auvitek, including future financial and operating results. These forward-looking statements and other statements made elsewhere in this release are made in reliance, in part, on the Private Securities Litigation Reform Act of 1995. Factors which could cause actual results to differ from anticipated results include the Company’s ability to introduce new products, achieve design wins, maintain customer and strategic partner relationships, complete the acquisition of Auvitek on the anticipated schedule, forecast customer demand and manage inventory levels (including forecasting customer demand of Auvitek’s products), control and budget expenses, protect proprietary technology and intellectual property, successfully integrate and manage Auvitek, and successfully prosecute and defend any pending or future litigation. Any one of these factors may cause the Company’s actual financial results to differ materially from its projected financial results. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason. Readers are referred to our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings which discuss the foregoing factors as well as other important risk factors that could affect our business, results of operations and financial condition.

EDITOR’S NOTE

Microtune is a registered trademark and MicroTuner is a trademark of Microtune, Inc. All other trademarks are the property of their respective holders. Copyright © 2009 Microtune, Inc. All rights reserved.

TRANSLATIONS

Microtune has only reviewed the English-language version of this press release for accuracy and is not responsible for the accuracy of statements in subsequently translated versions of this document. Readers are strongly advised to review the English-language version of this press release.

Microtune, Inc.

CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

Assets	June 30, 2009	December 31, 2008
Current assets:
Cash and cash equivalents	$40,175	$46,097
Short-term investments	49,758	40,000
Accounts receivable, net	7,959	9,495
Inventories, net	6,575	11,261
Other current assets	3,773	4,469

Total current assets	108,240	111,322

Property and equipment, net	4,481	5,148
Other assets and deferred charges	1,368	2,025

Total assets	$114,089	$118,495

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,738	$3,985
Accrued compensation	2,178	2,495
Accrued expenses	3,604	2,472
Deferred revenue	123	355

Total current liabilities	9,643	9,307

Non-current liabilities	208	203
Commitments and contingencies

Stockholders’ equity	104,238	108,985

Total liabilities and stockholders’ equity	$114,089	$118,495

Microtune, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Net revenue	$17,572	$26,612	$35,467	$52,075
Cost of revenue	9,108	13,133	18,572	26,355

Gross margin	8,464	13,479	16,895	25,720
Operating expenses:
Research and development	7,114	6,419	13,713	12,436
Selling, general and administrative	5,751	5,514	11,436	11,473

Total operating expenses	12,865	11,933	25,149	23,909
Income (loss) from operations	(4,401)	1,546	(8,254)	1,811
Other income (expense):
Interest income	361	383	779	909
Foreign currency gains (losses), net	76	(65)	(138)	75
Other	7	7	47	9

Income (loss) before income taxes	(3,957)	1,871	(7,566)	2,804
Income tax expense	83	145	131	426

Net income (loss)	$(4,040)	$1,726	$(7,697)	$2,378

Net income (loss) per common share:
Basic	$(0.08)	$0.03	$(0.15)	$0.04

Diluted	$(0.08)	$0.03	$(0.15)	$0.04

Weighted-average common shares outstanding:
Basic	52,277	54,271	52,170	54,205

Diluted	52,277	55,764	52,170	56,248

Microtune, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2009	2008
Operating activities:
Net income (loss)	$(7,697)	$2,378
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Depreciation	991	943
Allowance for uncollectable debt	17	—
Stock-based compensation	2,486	2,390
Loss on sale of property and equipment	9	17
Foreign currency loss	103	95
Changes in operating assets and liabilities:
Accounts receivable	1,484	(3,569)
Inventories	4,686	125
Other assets	1,274	(1,444)
Accounts payable	(194)	1,566
Accrued expenses	1,252	(327)
Accrued compensation	(311)	(2,271)
Deferred revenue	(230)	(15)
Other liabilities	5	9

Net cash provided by (used in) operating activities	3,875	(103)

Investing activities:
Purchases of property and equipment	(514)	(1,718)
Proceeds from maturity of certificates of deposit	40,242	—
Purchase of certificates of deposit	(50,000)	—

Net cash used in investing activities	(10,272)	(1,718)

Financing activities:
Proceeds from issuance of common stock	521	953
Surrender of common stock by employees for payroll taxes	(32)	(277)
Repurchase and retirement of common stock, including direct expenses	—	(3,675)

Net cash provided by (used in) financing activities	489	(2,999)
Effect of foreign currency exchange rate changes on cash	(14)	67

Net decrease in cash and cash equivalents	(5,922)	(4,753)
Cash and cash equivalents at beginning of period	46,097	87,537

Cash and cash equivalents at end of period	$40,175	$82,784

Non-cash investing activities:
Investment in enterprise software and equipment	$(13)	$(707)

Microtune, Inc.

ADDITIONAL FINANCIAL INFORMATION

STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Net revenue	$17,572	$17,895	$24,017	$31,928	$26,612
Silicon	81%	82%	78%	76%	72%
Modules	19%	18%	22%	24%	28%

Net revenue by market
Cable	77%	80%	70%	56%	69%
Automotive	20%	19%	22%	24%	27%
Digital Television	3%	1%	8%	20%	3%
Other	0%	0%	0%	0%	1%

Net revenue by geography
Asia Pacific	49%	45%	45%	43%	43%
North America	29%	35%	34%	30%	32%
Europe	18%	19%	20%	21%	24%
Other	4%	1%	1%	6%	1%

Ten percent customers (net revenue)(1)
Cisco	28%	36%	32%	28%	28%
Unihan(2)(3)	15%	14%	17%	*	12%
Panasonic	14%	10%	10%	12%	13%
ATM Electronic Corporation(4)	*	*	*	18%	*
Samsung	*	*	*	*	10%

Net revenue from top 10 customers(5)	88%	88%	89%	86%	87%

As a percent of net revenue
Gross margin	48.2%	47.1%	50.6%	48.4%	50.7%
Research and development	40.5%	36.9%	27.0%	21.9%	24.1%
Selling, general and administrative	32.7%	31.8%	20.6%	16.9%	20.7%

(1)	Data included only in instances where customers were 10% or greater of net revenue.

(2)	A wholly-owned subsidiary of Asustek Computer.

(3)	Primarily for the benefit of ARRIS Group, Inc.

(4)	The majority of revenue from ATM Electronic Corporation was related to the CECB market segment in the United States.

(5)	Includes respective manufacturing subcontractors.

*Less than 10% of our net revenue.

Microtune, Inc.

ADDITIONAL FINANCIAL INFORMATION

BALANCE SHEETS

(in thousands)

(unaudited)

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Cash and cash equivalents	$40,175	$37,678	$46,097	$82,213	$82,784
Short-term investments	49,758	50,000	40,000	—	—

Total cash and investments	$89,933	$87,678	$86,097	$82,213	$82,784

Finished goods	$3,791	$6,044	$7,799	$6,428	$6,552
Work-in-process	2,494	3,037	3,097	3,165	3,893
Raw materials	290	233	365	454	409

Total inventories, net	$6,575	$9,314	$11,261	$10,047	$10,854

Inventory turns (annualized)	5.5	4.1	4.2	6.6	4.8

Accounts receivable, net	$7,959	$7,418	$9,495	$16,361	$13,238

Days sales outstanding (DSO)	41	37	36	46	45

Common shares outstanding	52,403	52,082	52,049	52,936	53,581

Weighted-average common shares outstanding for the quarter ended
Basic	52,277	52,064	52,751	53,372	54,271
Diluted	52,277	52,064	52,995	54,425	55,764

Total employees	230	228	220	213	217

Microtune, Inc.

ADDITIONAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

UNDER SFAS NO. 123R

(in thousands)

(unaudited)

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Cost of revenue	$21	$(2)	$9	$11	$10

Research and development	662	467	489	515	531
Selling, general and administrative	683	655	665	715	795

Total stock-based compensation expense
included in operating expenses	1,345	1,122	1,154	1,230	1,326

Total stock-based compensation expense	$1,366	$1,120	$1,163	$1,241	$1,336

ADDITIONAL FINANCIAL INFORMATION

CERTAIN EXPENSES RELATING TO

INVESTIGATION, RESTATEMENT AND LITIGATION

(in thousands)

(unaudited)

	Three Months Ended
	June 30, 2009(2)	March 31, 2009(3)	December 31, 2008(4)	September 30, 2008(5)	June 30, 2008(6)
Selling, general and administrative expenses(1)	$427	$614	$12	$180	$54

(1)	These amounts represent professional fees that are not expected to be reimbursed under our directors’ and officers’ liability insurance policy. Amounts expected to be reimbursed under our directors’ and officers’ liability insurance policy have been excluded from these amounts.

(2)	Amounts reimbursed under our directors’ and officers’ liability insurance policy were $3.1 million in the second quarter of 2009.

(3)	Amounts reimbursed under our directors’ and officers’ liability insurance policy were $1.6 million in the first quarter of 2009.

(4)	Amounts reimbursed under our directors’ and officers’ liability insurance policy were $0.8 million in the fourth quarter of 2008.

(5)	Amounts reimbursed under our directors’ and officers’ liability insurance policy were $0.4 million in the third quarter of 2008.

(6)	Amounts reimbursed under our directors’ and officers’ liability insurance policy were $0.3 million in the second quarter of 2008.

Microtune, Inc.

ADDITIONAL FINANCIAL INFORMATION

RECONCILIATION OF NON-GAAP TO GAAP OPERATING EXPENSES

(in thousands) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
GAAP research and development expense	$7,114	$6,419	$13,713	$12,436
Stock-based compensation expense	662	531	1,129	889
Benefit relating to investigation, restatement and litigation	—	—	—	(258)

Non-GAAP research and development expense	$6,452	$5,888	$12,584	$11,805

GAAP selling, general and administrative expense	$5,751	$5,514	$11,436	$11,473
Stock-based compensation expense	683	795	1,338	1,486
Expense relating to investigation, restatement and litigation	427	54	1,041	14

Non-GAAP selling, general and administrative expense	$4,641	$4,665	$9,057	$9,973

ADDITIONAL FINANCIAL INFORMATION

RECONCILIATION OF NON-GAAP TO GAAP ESTIMATED OPERATING EXPENSES

(unaudited)

Estimate for Year Ending December 31, 2009

Estimated GAAP research and development expense	$27.2 to $28.5 million

Estimated stock-based compensation expense	$1.9 to $2.1 million

Estimated non-GAAP research and development expense	$25.5 to $26.7 million

Estimated GAAP selling, general and administrative expense	(2)

Estimated stock-based compensation expense	$2.9 to $3.1 million

Estimated expenses relating to investigation, restatement and litigation (1)	(2)

Estimated non-GAAP selling, general and administrative expense	$16.9 to $17.8 million

(1)	Relates to investigative, restatement and litigation expenses not reimbursed under our directors and officers’ liability insurance policy.

(2)	We cannot reliably estimate expenses related to ongoing investigation, restatement, and litigation matters, namely those expenses not reimbursed under our directors and officers’ liability insurance policy, therefore we cannot provide a reliable GAAP SG&A forecast.

Microtune, Inc.

ADDITIONAL FINANCIAL INFORMATION

RECONCILIATION OF NON-GAAP TO GAAP CONSOLIDATED NET INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
GAAP net income (loss)	$(4,040)	$1,726	$(7,697)	$2,378
Stock-based compensation expense	1,366	1,336	2,486	2,390
Expense (benefit) relating to investigation, restatement and litigation	427	54	1,041	(248)

Non-GAAP net income (loss)	$(2,247)	$3,116	$(4,170)	$4,520

Basic net income (loss) per share:
GAAP	$(0.08)	$0.03	$(0.15)	$0.04
Non-GAAP	$(0.04)	$0.06	$(0.08)	$0.08

Diluted net income (loss) per share:
GAAP	$(0.08)	$0.03	$(0.15)	$0.04
Non-GAAP	$(0.04)	$0.06	$(0.08)	$0.08

Weighted-average common shares outstanding used in basic net income (loss) per share calculation:
GAAP	52,277	54,271	52,170	54,205
Non-GAAP	52,277	54,271	52,170	54,205

Weighted-average common shares outstanding used in diluted net income (loss) per share calculation:
GAAP	52,277	55,764	52,170	56,248
Non-GAAP	52,277	56,073	52,170	56,982

Microtune, Inc.

ADDITIONAL FINANCIAL INFORMATION

RECONCILIATION OF SHARES USED IN THE CALCULATION

OF NON-GAAP TO GAAP

CONSOLIDATED NET INCOME (LOSS) PER SHARE

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Weighted-average common shares outstanding used in basic net income (loss) per share calculation–GAAP and Non-GAAP	52,277	54,271	52,170	54,205

Weighted-average common shares outstanding used in diluted net income (loss) per share calculation–GAAP	52,277	55,764	52,170	56,248
Incremental common equivalent shares	—	309	—	734

Weighted-average common shares outstanding used in diluted net income (loss) per share calculation–Non-GAAP	52,277	56,073	52,170	56,982